                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 2003
        ------------------------------------------------



                                W. R. GRACE & CO.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                           1-13953                         65-0773649
     -----------------------------     -------------------------------    ----------------------------
    (State or other jurisdiction          (Commission File Number)               (IRS Employer
          of incorporation)                                                   Identification No.)



                   7500 Grace Drive, Columbia, Maryland 21044
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 410/531-4000
                                                            ------------



           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

                                W. R. GRACE & CO.

                                    FORM 8-K
                                 CURRENT REPORT




Item 5.      Other Events and Regulation FD Disclosure.
             -----------------------------------------

         On March 17, 2003, W. R. Grace & Co. ("Grace") notified participants in its Savings and Investment Plan, a plan qualified under section 401(k) of the Internal Revenue Code (the "Plan"), of changes in the operation of the Grace common stock funds. In recognition that the value of Grace common stock is more likely to be affected by speculation as Grace progresses toward a plan of reorganization in its Chapter 11 proceeding, commencing on April 21, 2003, participants will no longer be permitted to contribute to, or make transfers from other funds into, the Grace common stock funds. Participants in the Plan will continue to be able to transfer existing balances out of the Grace common stock funds into the other available investment funds offered by the Plan. The letter to participants is filed as an exhibit hereto and is incorporated by reference herein.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                      W. R. GRACE & CO.
                                                  ------------------------
                                                       (Registrant)



                                                  By  /s/ Mark A. Shelnitz
                                                    ----------------------
                                                        Mark A. Shelnitz
                                                        Secretary



Dated: March 17, 2003

                                W. R. GRACE & CO.

                           Current Report on Form 8-K


                                  Exhibit Index
                                  -------------



Exhibit No.               Description
-----------               -----------

99.1 Letter from W. Brian McGowan, Senior Vice President, to Participants in the W. R. Grace & Co. Savings and Investment Plan